UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2017

Enduro Royalty Trust

(Exact name of registrant as specified in its charter)

Delaware	1-35333	45-6259461
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee
Global Corporate Trust
919 Congress Avenue
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders

A special meeting (the “Special Meeting”) of the unitholders (the “Unitholders”) of Enduro Royalty Trust (the “Trust”) was held on August 30, 2017, at which the following proposals were voted upon by the Trust’s unitholders:  (1)(a) the sale by Enduro Operating LLC (“Enduro Operating”) of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 5, 2017, between Enduro Operating and Chisholm Energy Holdings, LLC; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the Unitholders; (1)(b) the sale by Enduro Operating of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 5, 2017, between Enduro Operating and OXY USA, Inc.; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the Unitholders; (1)(c) the sale by Enduro Operating of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 5, 2017, between Enduro Operating and Forge Energy, LLC; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the Unitholders; (1)(d) the sale by Enduro Operating of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 6, 2017, between Enduro Operating and Summit West Resources LP; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the Unitholders; (1)(e) the sale by Enduro Operating of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 6, 2017, between Enduro Operating and DE Midland III LLC; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the Unitholders; (1)(f) the sale by Enduro Operating of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 6, 2017, between Enduro Operating and Parsley Energy, LP; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the Unitholders; (1)(g) the sale by Enduro Operating of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 5, 2017, between Enduro Operating and Tracker Resource Development III LLC; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the Unitholders; (1)(h) the sale by Enduro Operating of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 6, 2017, between Enduro Operating and QEP Energy Company; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the Unitholders; (2) approval of amendments to the Amended and Restated Trust Agreement, dated as of November 3, 2011, of the Trust (the “Trust Agreement”) to permit Enduro Resource Partners LLC, a Delaware limited liability company (“Enduro”), and its affiliates to sell their interests in certain oil and natural gas properties subject to the net profits interest held by the Trust and to release the related net profits interest; (3) approval of amendments to the Conveyance of Net Profits Interest, executed as of November 8, 2011, from Enduro Operating to Enduro Texas LLC, a Texas limited liability company (“Enduro Texas”), as supplemented by that certain Supplement to Conveyance of Net Profits Interest, executed as of November 8, 2011, among Enduro Operating, Enduro Texas and the Trust, to permit Enduro and its affiliates to sell their interests in certain oil and natural gas properties subject to the net profits interest held by the Trust and to release the related net profits interest; (4) approval of amendments to the Trust Agreement to permit the costs associated with calling any Unitholder meeting, including, without limitation, meeting costs, proxy preparation costs, proxy solicitation costs and costs of counsel and other advisors associated therewith, pursuant to the proposed Section 3.02(d) to be paid pro rata by the Trust and Enduro; and (5) approval of the adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of proposals 1, 2, 3 and 4 above.

Proposal 1(a)

The final voting results with respect to Proposal 1(a) were as follows, there were no broker non-votes:

For	Against	Abstain
25,789,727	177,513	191,065

Proposal 1(b)

The final voting results with respect to Proposal 1(b) were as follows, there were no broker non-votes:

For	Against	Abstain
25,785,874	182,688	189,743

Proposal 1(c)

The final voting results with respect to Proposal 1(c) were as follows, there were no broker non-votes:

For	Against	Abstain
25,786,502	181,233	190,570

Proposal 1(d)

The final voting results with respect to Proposal 1(d) were as follows, there were no broker non-votes:

For	Against	Abstain
25,789,895	179,940	188,470

Proposal 1(e)

The final voting results with respect to Proposal 1(e) were as follows, there were no broker non-votes:

For	Against	Abstain
25,783,501	184,584	190,220

Proposal 1(f)

The final voting results with respect to Proposal 1(f) were as follows, there were no broker non-votes:

For	Against	Abstain
25,785,827	180,258	192,220

Proposal 1(g)

The final voting results with respect to Proposal 1(g) were as follows, there were no broker non-votes:

For	Against	Abstain
25,786,699	178,140	193,466

Proposal 1(h)

The final voting results with respect to Proposal 1(h) were as follows, there were no broker non-votes:

For	Against	Abstain
25,790,456	176,934	190,915

Proposal 2

The final voting results with respect to Proposal 2 were as follows, there were no broker non-votes:

For	Against	Abstain
25,716,518	175,110	266,677

Proposal 3

The final voting results with respect to Proposal 3 were as follows, there were no broker non-votes:

For	Against	Abstain
25,715,950	173,494	268,861

Proposal 4

The final voting results with respect to Proposal 4 were as follows, there were no broker non-votes:

For	Against	Abstain
25,124,508	710,514	323,283

Proposal 5

The final voting results with respect to Proposal 5 were as follows, there were no broker non-votes:

For	Against	Abstain
25,663,314	185,297	309,694

Item 7.01              Regulation FD Disclosure.

On August 30, 2017, the Trust issued a press release announcing the results of the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The press release is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference in any filing by the Trusts under the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit  99.1        Enduro Royalty Trust Press Release dated August 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enduro Royalty Trust
	By:	The Bank of New York Mellon Trust Company, N.A., as
Trustee

Date: August 30, 2017	By:	/s/ Sarah Newell
Sarah Newell
Vice President

EXHIBIT INDEX

Exhibit	Description

99.1	Enduro Royalty Trust Press Release dated August 30, 2017.